UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2012

FRESH START PRIVATE MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153381	26-1972677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 N. Tustin Avenue

Suite 16

Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

(714) 541-6100

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 7, 2012, Board of Directors of the registrant dismissed Kyle L. Tingle CPA, LLC as its independent registered public account firm for Fresh Start Private Management Inc and dismissed Chang G Park, CPAs, as its independent registered public account firm of Fresh Start Private, Inc.  On the same date, the accounting firm of Mendoza Berger & Company, LLP was engaged as the Registrant’s new independent registered public accounting firm.

The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Kyle L. Tingle CPA, LLC and Chang G Park, CPAs and the engagement of Mendoza Berger & Company, LLP as its independent auditor.

None of the reports of Kyle L. Tingle CPA, LLC on the financial statements of Fresh Start Private Management, Inc. for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal years ended December 31, 2010 and 2009 a going concern qualification in the registrant's audited financial statements. We have had no disagreements with Kyle L. Tingle CPA, LLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kyle L. Tingle CPA, LLC satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

None of the reports of Chang G Park, CPAs on the financial statements of Fresh Start Private, Inc. for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 8-K for the fiscal years ended December 31, 2010 and 2009 a going concern qualification in the registrant's audited financial statements. We have had no disagreements with Chang G Park, CPAs, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Chang G Park, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

We have provided Kyle L. Tingle CPA, LLC with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Kyle L. Tingle CPA, LLC as required by Item 304(a)(3) of Regulation S-K.

We have provided Chang A Park CPAs with a copy of the foregoing disclosure, and have requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We believe the delay in receipt of his response is due to a billing dispute.  A copy of that letter will be filed as an exhibit to this Form 8-K by amendment as required by Item 304(a)(3) of Regulation S-K.

There were no other “reportable events” as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant’s two most recent fiscal years and the subsequent interim period ending February 14, 2012

On February 7, 2011, the registrant engaged Mendoza Berger & Company, LLP as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Mendoza Berger & Company, LLP regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

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16.1  Letter from Kyle L. Tingle CPA, LLC, dated  February, 14 2012, to the Securities and Exchange

  Commission  regarding statements included in this Form 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Start Private Management, Inc. (Registrant)
Date: February 14, 2012
	By:	/s/ Jorge Andrade
Jorge Andrade
Chief Executive Officer Chief Financial Officer

KYLE L. TINGLE, CPA, LLC

3145 E WARM SPRINGS ROAD #200

LAS VEGAS, NV 89120

(702) 450-2200

February 27, 2012

Securities and Exchange Commission

100 F. Street, N.E.

Washington, DC 20549

RE: Fresh Start Private Management, Inc.

      File No. 000-54208

Commissioners:

We have read Item 4.01 of the Form 8-K/A dated February 27, 2012, of Fresh Start Private Management, Inc. and are in agreement with the statements contained therein insofar as they relate to our dismissal and our audits for the fiscal years ended December 31, 2010 and 2009 and our reviews of interim financial statements.  We agree with the statements concerning our Firm in such Form 8-K.  At this time, there are no accounting disagreements on the financial statements audited or reviewed by this firm and filed with the Securities and Exchange Commission.  We are not in a position to agree or disagree with the statements contained therein in Item 4.01 regarding the engagement of another independent registered public accounting firm or the approval of such engagement by the Board of Directors of the registrant.

Sincerely,

/s/ Kyle L. Tingle CPA, LLC

Certified Public Accountants

16.1